                                                            File No. 811-7986
                                                            Rule 497(e)

                       SUPPLEMENT DATED OCTOBER 19, 1995
                              TO THE PROSPECTUS OF
                      THE ALGER DEFINED CONTRIBUTION TRUST
                            DATED FEBRUARY 27, 1995

     The following supplements the information on page 9 in the section entitled "Portfolio Managers":

     Shelton  Y.  Swei no  longer  serves as  co-manager  of the  Alger  Defined
Contribution   Leveraged  AllCap   Portfolio.   David  D.  Alger  now  has  full
responsibility for the management of this Portfolio.

PROSPECTUS          THE ALGER
----------            DEFINED        75 Maiden Lane
                 CONTRIBUTION        New York, New York 10038
                        TRUST        (800) 992-3362

================================================================================
     The Alger Defined Contribution Trust (the "Fund") is a registered investment company--a mutual fund--that presently offers interests in four Portfolios. Each Portfolio has distinct investment objectives and policies and a shareholder's interest is limited to the Portfolio in which he or she owns shares. The investment objectives of each Portfolio are highlighted on page ii. The four Portfolios are:
                        o Alger Defined Contribution Small Cap Portfolio
                        o Alger Defined Contribution MidCap Growth Portfolio
                        o Alger Defined Contribution Growth Portfolio
                        o Alger Defined Contribution Leveraged AllCap Portfolio

     Shares of the Portfolios are available for investment without a sales charge to defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     This Prospectus, which should be retained for future reference, is designed to provide you with certain essential information that you should know before investing. A "Statement of Additional Information" dated February 27, 1995 containing further information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by contacting the Fund at the address or phone number above.

 FRED ALGER                                FRED ALGER
MANAGEMENT,    INVESTMENT MANAGER          & COMPANY,     DISTRIBUTOR
       INC.                              INCORPORATED

================================================================================
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                    ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
================================================================================

                                FEBRUARY 27, 1995

--------------------------------------------------------------------------------
                   CONTENTS
                                                  PAGE
                                                  ----
Highlights.......................................  ii
The Portfolios' Expenses.........................  iv
Financial Highlights.............................   v
The Alger Defined Contribution Trust.............   1
Fred Alger Management, Inc.......................   1
Investment Objectives and Policies...............   1
  All Portfolios.................................   2
  Alger Defined Contribution
     Small Cap Portfolio.........................   3
  Alger Defined Contribution
     MidCap Growth Portfolio.....................   3
  Alger Defined Contribution
     Growth Portfolio............................   3
  Alger Defined Contribution
     Leveraged AllCap Portfolio..................   3
Selecting Among the Portfolios...................   4
Certain Securities and Investment
   Techniques....................................   4
Management.......................................   8
Net Asset Value..................................  10
Purchases and Redemptions........................  10
Dividends and Distributions......................  11
Taxes............................................  11
Organization.....................................  12
Performance......................................  12
Investor and Shareholder Information.............  13


   THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   HIGHLIGHTS

   The Alger Defined Contribution Trust (the "Fund") is an open-end, diversified management investment company organized as a Massachusetts business trust that currently offers investors a selection of four investment portfolios (the "Portfolios"). Shares of the Portfolios are available for investment through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a participating Plan. See "The Alger Defined Contribution Trust" and "Organization."

INVESTMENT OBJECTIVES AND POLICIES

   Each Portfolio has distinct investment objectives and policies. No assurance can be made that any Portfolio's objectives will be achieved. Further information regarding the investment practices of the Portfolios is set forth under the caption "Investment Objectives and Policies" in this Prospectus and in the Statement of Additional Information.

   o ALGER DEFINED CONTRIBUTION SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$1 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

   o ALGER DEFINED CONTRIBUTION MIDCAP GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

   o ALGER DEFINED CONTRIBUTION GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

   o ALGER DEFINED CONTRIBUTION LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities of companies of any size. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio. The Portfolio may engage in leveraging (up to 331/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.


INVESTMENT MANAGER

   Fred Alger Management, Inc. ("Alger Management") serves as investment manager to each of the Portfolios. Each Portfolio pays Alger Management a monthly fee at annual rates equal to a percentage of the relevant Portfolio's average daily net assets, as follows: Alger Defined Contribution Small Cap Portfolio and Alger Defined Contribution Leveraged AllCap Portfolio--.85 percent; Alger Defined Contribution MidCap Growth Portfolio--.80 percent; Alger Defined Contribution Growth Portfolio--.75 percent.


PURCHASES AND REDEMPTIONS OF SHARES

   The Fund offers shares of beneficial interest, par value $.001 per share, of the Portfolios, which are sold without a sales charge at the net asset value next determined after a purchase order is received in proper form.

   Shares may be redeemed at the net asset value next determined after a redemption request is received. See "Purchases and Redemptions."


STATUS OF THE PORTFOLIOS

   The Fund may establish additional Portfolios at any time. The Fund will treat each of its current Portfolios and any additional Portfolios as separate investment companies for federal income tax purposes. The calculation of the Portfolios' net asset values and the determination of the tax consequences of investing in the Portfolios will be determined on a Portfolio-by-Portfolio basis. See "Net Asset Value," "Dividends and Distributions" and "Taxes."


RISK FACTORS

   Each of the Portfolios may employ investment techniques that involve certain risks, including entering into repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in securities of development stage companies, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger Defined Contribution Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities. Leverage increases both investment opportunity and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

investment risk. In addition, the Portfolio may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. See "The Alger Defined Contribution Trust," "Investment Objectives and Policies" and "Certain Securities and Investment Techniques."


THE PORTFOLIOS' EXPENSES

   The Table below is designed to assist an investor in the Portfolios in understanding the various costs and expenses that he or she will bear directly or indirectly. The Table does not reflect any charges or deductions which are, or may be, imposed by the Plans.

   The Example below assumes that all dividends and distributions are reinvested and that the annual percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                                       ALGER         ALGER                   ALGER
                                                                      DEFINED       DEFINED     ALGER       DEFINED
                                                                   CONTRIBUTION  CONTRIBUTION  DEFINED    CONTRIBUTION
                                                                       SMALL        MIDCAP   CONTRIBUTION  LEVERAGED
                                                                        CAP        GROWTH      GROWTH       ALLCAP
                                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                   ------------  ------------ ---------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases............................     None         None        None         None
Maximum Sales Load Imposed on Reinvested Dividends.................     None         None        None         None
Deferred Sales Load................................................     None         None        None         None
Redemption Fees....................................................     None         None        None         None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees....................................................      .85%         .80%        .75%         .85%
Other Expenses.....................................................      .62          .73         .51         2.02

Total Fund Expenses................................................     1.47%        1.53%       1.26%        2.87%


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

One Year...........................................................       15           16          13           29
Three Years........................................................       46           48          40           89
Five Years.........................................................       80           83          69          151
Ten Years..........................................................      176          182         152          320

----------------------------------------------------------------------------------------------------------------------

                                       iv

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 9, 1994 on the Fund's financial statements as of October 31, 1994 which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and related notes. The Statement of Additional Information may be obtained from the Fund without charge.

THE ALGER DEFINED CONTRIBUTION TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period from November 8, 1993 (commencement of operations) through October 31, 1994*


                                                            ALGER          ALGER                       ALGER
                                                           DEFINED        DEFINED       ALGER         DEFINED
                                                        CONTRIBUTION   CONTRIBUTION    DEFINED      CONTRIBUTION
                                                            SMALL         MIDCAP     CONTRIBUTION     LEVERAGED
                                                             CAP          GROWTH        GROWTH         ALLCAP
                                                          PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                        ------------   ------------  ------------   ------------
Net asset value, beginning of period.................      $10.00         $10.00        $10.00         $10.00
                                                           ------         ------        ------       --------

Net investment (loss)................................       (0.07)         (0.09)        (0.03)         (0.23)
Net realized and unrealized gain on investments......         .90           1.75           .41            .31
                                                           ------         ------        ------       --------
    Total from investment operations.................         .83           1.66           .38            .08
                                                           ------         ------        ------       --------
Net asset value, end of period.......................      $10.83         $11.66        $10.38         $10.08
                                                           ======         ======        ======       ========

Total Return.........................................        8.30%         16.60%         3.80%           .80%
                                                           ======         ======        ======       ========

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)..........      $9,513         $6,774        $9,365         $5,251
                                                           ======         ======        ======       ========

  Ratio of expenses excluding interest
    to average net assets............................        1.47%          1.53%         1.26%          1.78%
                                                           ======         ======        ======       ========

  Ratio of expenses including interest
    to average net assets............................        1.47%          1.53%         1.26%          2.87%
                                                           ======         ======        ======       ========

  Ratio of net investment income (loss)
    to average net assets............................        (.80)%         (.89)%        (.29)%        (2.53)%
                                                           ======         ======        ======       ========

Portfolio Turnover Rate..............................      186.76%        134.06%       103.79%        229.11%
                                                           ======         ======        ======       ========
Debt outstanding at end of period...............................................................     $955,600
                                                                                                     ========
Average amount of debt outstanding during the period............................................     $826,076
                                                                                                     ========
Average daily number of shares outstanding during the period....................................      515,270
                                                                                                     ========
Average amount of debt per share during the period..............................................        $1.60
                                                                                                     ========
* Ratios have been annualized; total return has not been annualized.

-------------------------------------------------------------------------------------------------------------

                      THE ALGER DEFINED CONTRIBUTION TRUST

   The Fund is a diversified, open-end management investment company that offers a selection of four Portfolios, each with the investment objective of long-term capital appreciation. Shares of the Portfolios are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a participating Plan. The Fund reserves the right to make shares of the Portfolios available to other investors, as may be approved by the Trustees from time to time. The Fund's Board of Trustees may establish additional Portfolios at any time.

   Only the Plans may be record holders of the shares of the Portfolios. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Fund. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the Portfolios' shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in this Prospectus to shareholders are to Plan Sponsors as the record holders of the Fund's shares. The assets of the Fund are not plan assets of any of the Plans.


                           FRED ALGER MANAGEMENT, INC.

   Subject to the supervision and direction of the Fund's Board of Trustees, Alger Management is responsible for the overall administration of the Fund, manages the Portfolios in accordance with the Portfolios' investment objectives and stated investment policies, makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser. Alger Management is generally engaged in the business of rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of December 31, 1994, had approximately $2.9 billion under management--$1.4 billion in mutual fund accounts and $1.5 billion in other advisory accounts.


                              INVESTMENT OBJECTIVES
                                  AND POLICIES

   The following is a brief description of the investment objectives and policies of each Portfolio. No assurance can be given that any Portfolio's objective(s) will be achieved. Certain instruments and techniques discussed in this summary are described in greater detail in this Prospectus under the caption "Certain Securities and Investment Techniques" and in the Statement of Additional Information.

   The Statement of Additional Information contains specific investment restrictions that govern the Portfolios' investments. These restrictions and the Portfolios' investment objectives are "fundamental" policies, which means that they may not be changed without a majority vote of shareholders of the affected Portfolio. Except for the investment objectives and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. The fundamental restrictions applicable to the Portfolios include, among others, (i) a prohibition on any Portfolio's purchasing a security, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities ("U. S. Government securities"), if as a result more than five percent of the assets of the Portfolio would be invested in the securities of the issuer or the Portfolio would own more than 10 percent of the outstanding voting securities of the issuer, except that 25 percent of a Portfolio's total assets may be invested without regard to the five percent limitation; (ii) a prohibition on any Portfolio's investing more than 25 percent of its total assets in the securities of issuers in a particular industry with exceptions for U.S. Government securities; and (iii) a prohibition on any Portfolio's borrowing money or pledging its assets, except for temporary or emergency purposes in an amount not exceeding 10 percent of the Portfolio's total assets, except that the Alger Defined Contribution Leveraged AllCap Portfolio may borrow for investment purposes (see "Certain Securities and Investment Techniques--Leverage Through Borrowing").

   Each Portfolio may invest a portion of its assets in money market instruments, including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.

   No Portfolio will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation (see "Certain Securities and Investment Techniques--Restricted Securities"). In addition, each Portfolio will limit its investments in warrants and rights to not more than five percent of its net assets, of which not more than two percent of its net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants or rights acquired as part of a unit attached to securities at the time of acquisition are not subject to these limitations, which may be changed without shareholder approval. Each Portfolio may lend its securities and enter into "short sales against the box." See "Certain Securities and Investment Techniques." The Portfolios will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"). See the Statement of Additional Information for a description of these ratings.


ALL PORTFOLIOS

   The investment objective of each Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of a Portfolio. Each Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The capitalization criteria outlined below for each Portfolio are not mutually exclusive and a given security may be owned by more than one or all of the Portfolios.

   It is anticipated that each Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The risks involved in investing in smaller companies are discussed below under "Alger Defined Contribution Small Cap Portfolio." In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Portfolio may hold up to 15 percent of its net assets in money market instruments and repurchase agreements and in excess of that amount during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. See "Certain Securities and Investment Techniques."


ALGER DEFINED CONTRIBUTION SMALL
CAP PORTFOLIO

   Except during temporary defensive periods, the Portfolio invests at least 85 percent of its net assets in equity securities and at least 65 percent of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--of less than $1 billion.

   The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater and in excess of that amount during temporary defensive periods.

   Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors.


ALGER DEFINED CONTRIBUTION MIDCAP
GROWTH PORTFOLIO

   Except during temporary defensive periods, the Portfolio invests at least 85 percent of its net assets in equity securities and at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between $750 million and $3.5 billion.

   The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $750 million or more than $3.5 billion.


ALGER DEFINED CONTRIBUTION GROWTH PORTFOLIO

   Except during temporary defensive periods, the Portfolio invests at least 85 percent of its net assets in equity securities and at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

   The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.


ALGER DEFINED CONTRIBUTION LEVERAGED
ALLCAP PORTFOLIO

   Except during temporary defensive periods, the Portfolio invests at least 85 percent of its net assets in equity securities of companies of any size. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. See "Certain Securities and Investment Techniques."

                         SELECTING AMONG THE PORTFOLIOS

   Set forth below is information that may be of assistance in selecting a Portfolio suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Fund and each of the Portfolios. There is no charge for making this call.

   Each of the Portfolios, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Portfolio. Total return is the sum of income return and capital return. Thus, if a Portfolio over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more that capital return is emphasized over income return in an investment program, the more risk associated with the program.

   Growth funds such as the Portfolios seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices, as described in the preceding paragraph. Further, growth funds that invest in smaller companies, such as the Alger Defined Contribution Small Cap Portfolio, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, such as
the  Alger  Defined   Contribution   Growth  Portfolio  and  the  Alger  Defined
Contribution MidCap Growth Portfolio, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, funds that leverage through borrowing, such as the Alger Defined Contribution Leveraged AllCap Portfolio, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

   Investors considering equity investing through the Portfolios should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match the market as a whole.


                             CERTAIN SECURITIES AND
                              INVESTMENT TECHNIQUES


REPURCHASE AGREEMENTS

   Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period.


SHORT SALES

   Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RESTRICTED SECURITIES

   Each Portfolio may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

   The Portfolios may invest in restricted securities issued under Rule 144A of the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that the Fund's Board of Trustees will take into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). In accordance with Rule 144A, the Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Portfolio pursuant to the Rule, subject to the Board's oversight and review. Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolios could be adversely affected.


LENDING OF PORTFOLIO SECURITIES

   In order to generate income and to offset expenses, each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 331/3 percent of the Portfolio's total assets and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.


OPTIONS TRANSACTIONS

   The Alger Defined Contribution Leveraged AllCap Portfolio may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. The Portfolio may only buy or sell options that are listed on a national securities exchange.

   A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

   A put option is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

   If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

   The Portfolio may write put and call options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Portfolio may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Alger Management's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.


STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES

   The Alger Defined Contribution Leveraged AllCap Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. These investments may be made solely for hedging or other permissible risk management purposes, such as protecting the price of a security the Portfolio intends to buy, but not for purposes of speculation. Aggregate initial margins and premiums on such investments may not constitute more than 5% of the Portfolio's assets. Hedging and other risk management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.

   A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.

   There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device. Due to the risk of an imperfect correlation between securities in the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. The risk of imperfect correlation increases as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

   An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which are the subject of the hedge. In addition, the Portfolio's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.


LEVERAGE THROUGH BORROWING

   The Alger Defined Contribution Leveraged AllCap Portfolio may borrow from banks for investment purposes. This borrowing is known as leveraging. The Portfolio may use up to 331/3 of its assets for leveraging. The Investment Company Act of 1940, as amended, requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.



PORTFOLIO TURNOVER

   A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

   The Portfolios will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

   In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolios' investment objective of capital appreciation by managing these Portfolios actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Portfolio's brokerage and custodial expenses.


                                   MANAGEMENT


BOARD OF TRUSTEES

   The affairs of the Fund are managed under the supervision of its Board of Trustees. The Statement of Additional Information contains general background information about each Trustee and executive officer of the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund.


INVESTMENT MANAGER

   Alger Management serves as the Fund's investment manager. In that capacity, Alger Management, among other things, analyzes the Portfolios' assets, arranges for the purchase and sale of the Portfolios' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution.

   Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, own approximately 53 percent and 17 percent, respectively, of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

   As compensation for the investment management services rendered, each Portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Defined Contribution Small Cap Portfolio and Alger Defined Contribution Leveraged AllCap Portfolio--.85 percent; Alger Defined Contribution MidCap Growth Portfolio--.80 percent; Alger Defined Contribution Growth Portfolio--.75 percent. The management fees paid by the Portfolios exceed those paid by most other investment companies.

   David D. Alger, President of Alger Management, is primarily responsible for the day-to-day management of the Portfolios of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Shelton Y. Swei serves as co-manager of the Alger Defined Contribution Leveraged AllCap Portfolio. He has been employed by Alger Management since 1984 and he serves as a senior research analyst providing research for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Fund's Portfolios are Ronald Tartaro and Seilai Khoo. Mr.
Tartaro has been employed by Alger Management since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by Alger Management since 1989 and she serves as a senior research analyst.

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.


EXPENSES OF THE FUND

   Each  Portfolio  will  bear its own  expenses.  Operating  expenses  for each
Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Each Portfolio's investment management agreement with Alger Management provides that it will reimburse the Portfolio to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be. Alger Management will not be reimbursed for such amounts if such action would violate the provisions of any applicable state securities laws relating to the limitation of the applicable Portfolio's expenses.

                                 NET ASSET VALUE

   The net asset value per share of each Portfolio is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time). The NYSE is currently open on each Monday through Friday, except (i) January 1st, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th or (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday. Net asset value per share of a Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

   The assets of the Portfolios that are traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets of those Portfolios for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. Instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, as described in the Statement of Additional Information.


                            PURCHASES AND REDEMPTIONS

   All direct purchasers of shares of the Portfolios will be Plan Sponsors which establish or maintain Plans. Participants may invest in shares of the Portfolios only through their respective Plan Sponsor. Participants cannot contact the Fund directly to purchase shares of the Portfolios. Instead, Participants must contact their Plan Sponsor or its agent for the purpose of processing purchase requests. There is no minimum amount for initial or subsequent investments for any Plan Sponsor. Participants should contact their Plan Sponsor for information concerning the appropriate procedure for investing in the Fund.

   Orders received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after the request is received. The
Fund does not assess any fees, either when it sells or when it redeems its shares.

   Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolios of the Fund with a minimum of 100 shares of each company being generally required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.


                           DIVIDENDS AND DISTRIBUTIONS

   Each Portfolio will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.


                                      TAXES

   Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

   The Fund intends that each Portfolio will qualify separately as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year of each Portfolio. If so qualified, and providing certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

   With respect to participants in the Plans, dividends from net investment income and net realized capital gains will ordinarily not be subject to taxation until such dividends are distributed to such participants from their Plan accounts. Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 591/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed. Taxation of dividends and redemption payments received by Participants will depend upon the nature of the Participant's retirement plan and the tax status of that particular Participant.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their Plan Sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

                                  ORGANIZATION

   The Fund was organized on July 14,1993 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund offers shares of beneficial interest of separate classes, par value $.001 per share. An unlimited number of shares of four classes, representing the shares of the Portfolios, have been authorized. No class of shares has any preference over any other class.

   When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting the Portfolio on which shareholders are entitled to vote, such as approval of a Portfolio's agreement with Alger Management. Shareholders of one Portfolio are not entitled to vote on a matter that does not affect that Portfolio but that does require a separate vote of the other Portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of the Fund's outstanding shares.


                                   PERFORMANCE

   Each Portfolio may include quotations of "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. BOTH "TOTAL RETURN" AND/OR "YIELD" FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

   From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio to that of other mutual funds with a similar investment objective. The performance of a Portfolio might be compared to rankings prepared by Lipper Analytical Services, Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.



                      INVESTOR AND SHAREHOLDER INFORMATION

   Investors and shareholders may contact the Fund toll-free at (800) 992-3362 for further information regarding the Fund and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio and obtaining a Statement of Additional Information. The Fund's Annual Report as of October 31, 1994 contains additional performance information and is available on request and without charge by contacting the Fund at the toll-free number listed above.

================================================================================

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                ----------------

INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

CUSTODIAN:
National Westminster Bank NJ
10 Exchange Place
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105


                  THE ALGER
                    DEFINED      MEETING THE CHALLENGE
               CONTRIBUTION      OF INVESTING
                      TRUST


                           ALGER DEFINED CONTRIBUTION
                               SMALL CAP PORTFOLIO

                           ALGER DEFINED CONTRIBUTION
                             MIDCAP GROWTH PORTFOLIO

                   ALGER DEFINED CONTRIBUTION GROWTH PORTFOLIO

                           ALGER DEFINED CONTRIBUTION
                           LEVERAGED ALLCAP PORTFOLIO


                                   PROSPECTUS


                                FEBRUARY 27, 1995

================================================================================